Exhibit 99.1

Glenn Weisberger Appointed uBid.com Holdings, Inc. Executive Vice President of Business Development

Veteran Attorney and Certified Public Accountant Adds Fuel To Asset-Recovery Leader's Aggressive Growth Plan

CHICAGO, May 19 -- uBid.com Holdings, Inc. (OTC Bulletin Board: UBHI - News), the leading asset recovery solutions company for the world's most trusted brands, today announced the appointment of Glenn Weisberger to the position of Executive Vice President. At uBid.com Holdings, Weisberger will serve in both a business development and legal advisement capacity.

An accomplished lawyer and Certified Public Accountant with over 20 years experience, Weisberger is well equipped to help uBid Holdings tackle their aggressive near-term growth agenda. Weisberger established a solid track record in both the online and entertainment industry's complex legal and financial arenas, serving in several Chief Financial Officer and General Counsel roles throughout his career. Most recently, Weisberger served as both General Counsel and Chief Financial Officer for Silicon Valley-based Navio Systems, Inc. Most notably, Weisberger also served as Vice President of Legal and Business Affairs for Universal Television and Networks Group / MCA Television Limited. Weisberger earned his Bachelor of Science in Business Administration from California State University and his Juris Doctor from Pepperdine University School of Law.

"Having built successful companies before, I'm very familiar with the challenges we have ahead of us. I've been fortunate to have Glenn on my team in previous companies and know first-hand that there are few people as uniquely qualified to help uBid achieve our aggressive growth plan," said uBid Holdings Chief Executive, Jeff Hoffman.

This move closely follows uBid.com Holdings' recent shift in business strategy, alignment with respected communications and operations partners and aggressive Investor Relations campaign, suggesting that the 10 year-old asset-recovery company known for online auctions, may be building up steam for a rapid expansion in 2008.

For more information please visit http://www.ubid.com.

About uBid.com Holdings, Inc.

uBid.com Holdings, Inc. is the world's leading excess inventory solutions company that links brand name sellers with customers around the globe. uBid Holdings, Inc. does this through its multi-channel asset-recovery solution that includes an online auction platform located at http://www.ubid.com, physical facilities liquidation and a business-to-business selling platform. Brand name sellers are able to reduce excess inventory more efficiently and profitably than ever before. And however they choose to buy, shoppers now have an inside connection to the world's most trusted brands at prices far below retail. With more than 10 years experience in online commerce, uBid Holdings, Inc. is headquartered in Chicago, IL.
uBid.com Holdings, Inc. is publicly-traded on the NASD OTC bulletin board (UBHI).

SEC Filings and Forward-Looking Statements

Additional information about uBid.com is in the company's annual report on Form 10-K, filed with the Securities and Exchange Commission. Certain statements made in this release are forward-looking statements, including the following statement, "We believe our first quarter performance bodes well for the future as we focus on driving long term shareholder value, particularly from these levels." Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of uBid.com Holdings, Inc. and the industries and markets in which uBid.com Holdings, Inc. operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect the forward looking statement identified above and uBid.com Holdings, Inc.'s business, financial condition and operating results generally include the effects of adverse changes in the economy, reductions in consumer spending, declines in the financial markets and the industries in which uBid.com Holdings, Inc. and its partners operate, adverse changes affecting the Internet and e-commerce, the ability of uBid.com Holdings, Inc. to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of uBid.com Holdings, Inc. to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of uBid.com Holdings, Inc. to attract and retain qualified personnel, the ability of uBid.com Holdings, Inc. to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. uBid.com Holdings, Inc. expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by uBid.com Holdings, Inc.